                                                                   Exhibit 10.23


                   DISTRIBUTION RIGHTS ACQUISITION AGREEMENT

     AGREEMENT dated as of September 1, 1990 ("Effective Date") between TWENTIETH CENTURY FOX FILM CORPORATION ("Fox") and FOX CHILDREN'S NETWORK, INC. ("Licensor"). Capitalized words used herein not otherwise defined have the meanings set forth in Exhibit "A" hereto and the Glossary attached to Exhibit "A" as Schedule "1."

     1.  Scope of Agreement:  This Agreement covers the distribution by Fox of
         ------------------
     each Program which comprises a part of the programming ("FCN" Programming") that Licensor provides to its affiliated television stations ("FCN Affiliated Stations") as part of its national program service. As used herein, "Program" means each Television Motion Picture or Television Series currently existing or hereinafter produced by or on behalf of Licensor for initial exhibition in the United States as part of FCN Programming, including each of the following Television Series: "BOBBY'S WORLD," "ATTACK OF THE KILLER TOMATOES,"ZAZOO U," "PIGGSBURG PIGS" and "FOX'S
     PETER PAN AND THE PIRATES."

     2.  LICENSE:
         -------

          (a)  Distribution Rights:  Subject to subsection (iii) below, Licensor
               -------------------
          grants and licenses to Fox the following, collectively referred to as "Distribution Rights," for the term and the Territory specified below:

               (i)   General Grant of Rights:  The sole and exclusive right and
                     -----------------------
                     license under copyright to exercise all rights of Free Television Distribution, Free Television Exhibition, Pay Television Distribution, Pay Television Exhibition, Home Video Distribution, Home Video Exhibition, Theatrical Distribution, Theatrical Exhibition, Non-Theatrical Distribution and Non-Theatrical Exhibition with respect to each program and trailers thereof and excerpts and clips therefrom for an unlimited number of exhibitions in any language version, including dubbed, subtitled and narrated versions, using any form of Motion Picture Copy. Without limiting the generality of the foregoing, Fox shall have the right, in connection with the marketing, distribution and exploitation of each Program, (A) to use and to authorize others to use the title of each Program or to change any such title, (B) to use and perform and to authorize others to use and perform any musical material contained in each Program, (C) to cut, edit and alter any Program or any part thereof as Fox may reasonably deem necessary to conform to censorship, import permit and other legal requirements and/or to conform to time segment requirements and/or the exhibition standards of licensees or exhibitors engaged in the Pay Television Exhibition, Free Television Exhibition, Theatrical Exhibition, Non-Theatrical Exhibition or Home Video Exhibition of the Programs, and (D) to use Fox's name and trademark and/or the name and trademark of any of Fox's Subdistributors and licensees in such manner, position and form as Fox, its Subdistributors or licensees may elect.

                     (ii)   Advertising and Publicity Rights:  For purposes of
                             --------------------------------
                     advertising and publicizing each Program, the right (A) to publish and to license and authorize others to publish in any language, in any media and in such form as Fox deems advisable, synopses, summaries, adaptations, resumes and stories of and excerpts from each Program and from any literary, dramatic or musical material contained in each Program or upon which each Program is based, (B) to use and authorize others to use the name, voice and likeness (and any simulation or reproduction thereof) of any person appearing in or rendering services in connection with each Program, (C) to broadcast and authorize others to broadcast by radio and television in any language version excerpts from each Program and from any literary, dramatic, or musical material contained in each Program or upon which each Program is based, and (D) to use Fox's name and trademark and/or the name and trademark of any of Fox's Subdistributors and licensees in such manner, position and form as Fox, its Subdistributors or licensees may elect.

                     (iii)  Limitation on Grant of Distribution Rights:    To
                            ------------------------------------------
                     the extent that the Distribution Rights granted to Fox
                     hereunder with respect to any of the Programs are limited in any manner, such limitations are set forth on Exhibit "D" hereto. To the extent that the Distribution Rights granted to Fox hereunder are limited with respect to any Program created after the date hereof, Licensor shall deliver to Fox a written notice specifying the relevant Program and the limitations on Fox's Distribution Rights with respect thereto. Upon receipt by Fox, such notice shall constitute an amendment to Exhibit "D" and shall be deemed to be a part of this Agreement for all purposes.

          (b)  Secondary Transmission:  Licensor grants Fox a beneficial
               ----------------------
          interest in all revenues to which Licensor is entitled under the Law of countries in the Territory by reason of the secondary transmission of any Program by cable television or similar distribution system, the primary transmission of which is made pursuant to a valid license agreement from Fox. All such revenues, whether collected by Licensor or Fox, shall be included within Gross Receipts of the Programs. Licensor hereby names Fox its duly appointed agent to make all necessary filings and to collect all such revenues resulting from the secondary transmission of any Program to which Licensor, as copyright owner, would otherwise be entitled and to include such revenues within Gross Receipts of the Programs.

     3.   TERM:  The period during which Fox may exercise the Distribution
          ----
     Rights with respect to each Program ("Term") shall commence on the Effective Date and shall continue in perpetuity, except as set forth on Exhibit "D" hereto. To the extent that any Program created after the date hereof shall have less than a perpetual Term, Licensor shall deliver to Fox a written notice specifying the relevant Program and the duration of its Term. Upon receipt by Fox, such notice shall constitute an amendment to Exhibit "C" and shall be deemed to be a part of this Agreement for all purposes.

     4.   TERRITORY:  The "Territory" in which Fox may exercise the Distribution
          ---------
     Rights shall consist of the entire world.

     5.   LICENSOR'S RESERVED RIGHTS/HOLDBACK:
          -----------------------------------

          (a)  Reserved Rights:  Licensor reserves all rights in the Programs
               ---------------
          and the literary, dramatic and musical material on which they are based which are not specifically granted to Fox hereunder or under any other agreement between Licensor and Fox.

          (b)  Holdback:  With respect to each Program, Fox shall not exercise
               --------
          or authorize others to exercise the Distribution Rights in the United States until the expiration of the period during which the FCN Affiliated Stations are entitled to exhibit the relevant Program as part of FCN Programming under their applicable station affiliation agreement. Licensor shall give Fox at least 6 months prior notice of the availability date for each Program.

     6.   PAYMENTS TO LICENSOR:
          --------------------

          (a) Licensor's Share of Net Profits:  In consideration of the
              -------------------------------
          Distribution Rights, Fox shall pay to Licensor an amount equal to 100% of Net Profits ("Licensor's Share of Net Profits").

          (b)  Terminology:  As used herein, the term "Net Profits" means, with
               -----------
          respect to any particular Program, the amount, if any, remaining after Fox has deducted and retained the aggregate of the following from the Gross Receipts derived from

          Fox's exercise of Distribution Rights in respect of such Program in the following order of priority:

               (i)  Fox's Distribution Fees:  Fox shall be entitled to keep for
                    -----------------------
               its own account the following percentages of Gross Receipts from the categories listed below:

                    Network Exhibitions and/or licenses
                    to a Network in the United States
                    (excluding Licensor's licenses of FCN
                    Programming to FCN Affiliated Stations).............10%

                    Free Television Distribution in the
                    United States (excluding Network
                    Television and Barter Sales)........................30%

                    Barter Sales from Free Television
                    Distribution in the United States
                    (excluding Network Television)......................20%

                    Pay Television Distribution in the
                    United States.......................................30%

                    Free Television Distribution and
                    Pay Television Distribution in Canada...............25%

                    Free Television Distribution in the
                    Foreign Territory...................................40%

                    Pay Television Distribution in the
                    Foreign Territory...................................30%

                    Home Video Distribution in the
                    Domestic Territory..................................20%

                    Home Video Distribution in the
                    Foreign Territory...................................30%

                    Non-Theatrical Distribution in the
                    Domestic Territory and the Foreign
                    Territory...........................................50%

                    Theatrical Distribution in the Domestic
                    Territory...........................................35%

                    Theatrical Distribution in the Foreign
                    Territory...........................................40%

                    All other Gross Receipts from the
                    Domestic Territory and the Foreign
                    Territory...........................................50%

               Fox agrees to notify Licensor at any time that the standard distribution fee charged by Fox for any one of the categories listed above is lower than the distribution fee set forth above for such category. In such event, the parties agree to negotiate in good faith with respect to the amount of such fee.

          (c)  Distribution Expenses:  With respect to any particular Program,
               ---------------------
               the aggregate of Distribution Expenses, as defined in Exhibit "A," incurred in connection with Fox's exercise of Distribution Rights in respect of such Program.

          The computation of Gross Receipts shall be as set forth in Exhibit "A" hereto. In connection therewith, the term "Participant's Percentage Participation" as used in Exhibit "A" is synonymous with Licensor's Share of Net Profits as defined in Paragraph 6.(a) above.

     7.   DELIVERY:
          --------

          (a)  Delivery Date:  The date on which delivery of all of the Delivery
               -------------
          Items set forth in subparagraph (b) of this Paragraph 7. is completed is referred to herein as the "Delivery Date."

          (b)  Delivery: Delivery of each Program shall consist of the
               --------
          completion of the delivery of all of the following Delivery Items with respect to such Program (to the extent that the relevant Program is a Television Series, Licensor shall deliver the Delivery Items set forth below with respect to each Episode of such Television Series):

               (i)   Laboratory Access Letters:   Such number of fully-executed
                     -------------------------
               laboratory access letters, substantially in the form of Exhibit "B" hereto, as are necessary to enable Fox to obtain all of the following physical materials with respect to each Program:

                     (A)  Masters:
                          -------

                         (1) NTSC:  1 new one-inch (1") first generation high
                             ----
                         band color videotape of each Program conformed to NTSC specifications (523 line) in 1.33:1 ratio and suitable for the reproduction of videotape copies therefrom of a first-class quality, with picture and sound; and

                         (2) PAL:   1 new C-Format first generation color
                             ---
                         videotape of each Program conformed to PAL specifications (625 line) in 1.33:1 ratio and suitable for the reproduction of videotape copies therefrom of a first-class quality, with picture and sound.

                     Collectively, the foregoing first generation videotapes shall be referred to herein as the "Masters."

                     (B) Sound Tracks:
                         ------------

                         (1) Dialogue-Voice Track:  A dialogue-voice track which
                             --------------------
                         is in perfect synchronization with each Master; and

                         (2) Music and Effects Track:  A music and effects
                             -----------------------
                         track, including all music and effects in such Program, which is in perfect synchronization with each Master.

                     Collectively, the foregoing sound tracks shall be referred to herein as the "Sound Tracks." Sound Tracks shall be in either 16mm optical or 1/4 magnetic version, containing a new-pilot sync pulse and able to perform at 60 cycles and 7 1/2 inches per second or 60 cycles and 15 inches per second, or, for tape materials, 59.9 cycles and 7 1/2 inches per second.

            (ii)     Documentation:   As specified in subparagraph (c) of this
                     -------------
            Paragraph 7.

            (iii)    Advertising Materials: As specified in subparagraph (d) of
                     ---------------------
            this Paragraph 7.

            (iv)     Exclusive License: A fully-executed Exclusive License with
                     -----------------
            respect to each Program in the form of Exhibit "C" hereto, which is incorporated herein by this reference.

          Collectively, the laboratory access letters, together with the Documentation, Advertising Materials and Exclusive License, are referred to herein as the "Delivery Items."

          (c)  Documentation:  Licensor shall deliver promptly to Fox the
               -------------
          following documents ("Documentation"):

               (i)   One copy of the music cue sheet for each Program:

               (ii) Evidence of Errors and Omissions Insurance (as required under Paragraph 8.(a) below) for each Program:

               (iii) One copy of the final script, credit list and title list for each Program; and

               (iv) Statements setting forth (A) contractual restrictions (if any) on the exercise of the Distribution Rights, and (B) restrictions (if any) on the editing and dubbing of any Program.

          All of the foregoing materials shall be delivered to Fox at the address set forth for notices in Paragraph 13. below, Attention: Legal Department, Television Distribution. In addition, upon Fox's request, Licensor shall deliver to Fox any other documentation of rights requested by Fox that may in the reasonable opinion of Fox be necessary for Fox to effectuate the purposes and intents of this Agreement or the exercise of the Distribution Rights in the Territory.

          (d)  Advertising Materials:  Licensor shall deliver to Fox still
               ---------------------
          photographs and color transparencies, synopses, cast lists, trailers and pressbooks for each Program as are available ("Advertising Materials") at the address set forth for notices in Paragraph 13. below. Attention: Creative Services, Television Distribution. If Fox determines that additional materials are necessary for the advertising and promotion of any Program in connection with Fox's exercise of the Distribution Rights, Fox may request that Licensor deliver such materials and Licensor shall inform Fox of the estimated cost of preparing and delivering any such materials. If Fox so requests. Licensor shall promptly prepare and deliver such materials to Fox or its Subdistributor, provided, however, that Licensor's failure or inability to provide any such materials to Fox or its Subdistributor shall not constitute a breach of this Agreement. Fox shall reimburse Licensor for the actual cost of preparing such materials, provided, however, that such reimbursement shall not exceed 110% of the estimated cost. Any such items so paid for by Fox shall be owned by Fox but may only be used by Fox or its Subdistributor in accordance with the terms and conditions of this Agreement.

          (e) Disposition of Physical Materials Upon Expiration:  Fox may retain
              -------------------------------------------------
          any and all Motion Picture Copies in its possession relating to a particular Program during such Program's Term. All Motion Picture Copies made by or for Fox shall be Fox's property. Upon expiration of a particular Program's Term, all Motion Picture Copies, Advertising Materials and other materials relating to such Program delivered to Fox by Licensor which are existing and within Fox's control at the time of such expiration (other than Documentation) shall, at Fox's election, be returned to licensor to such place as Licensor shall designate at Licensor's sole cost and expense or shall be destroyed with certificates of destruction furnished to Licensor.

     8.   WARRANTIES AND INDEMNIFICATIONS:
          -------------------------------

          (a)  Rights/Payments/Quality:  Licensor warrants, represents and
               -----------------------
          agrees as follows:

               (i) it has and shall continue to have during the Term, exclusively, all rights necessary to enter into this Agreement free and clear of any and all restrictions, claims, litigation, encumbrances, impairments or defects of any kind;

               (ii) it has not and will not commit or omit to perform any act by which any of the Distribution Rights could or will be encumbered, diminished or impaired;

               (iii) neither the execution by Fox of this Agreement nor anything contained in any Program nor the exercise by Fox of any of the Distribution Rights will violate or infringe upon any rights of any kind of any Party nor require Fox, its Subsidiaries, Affiliates, Subdistributors or any of their licensees or agents to make any payment of any kind to any Party for any reason (such payments, if any, being the sole responsibility and obligation of Licensor); and

               (iv) each of Fox, its Subsidiaries, Affiliates and Subdistributors and each of its and their licensees and agents will peacefully enjoy and possess each and all of the rights and licenses granted or purported to be granted herein throughout the Term without impairment and without hindrance on the part of any third Party.

          (b)  Guild Payments and Royalties:  Licensor warrants, represents and
               ----------------------------
          agrees that all payments required under applicable collective bargaining agreements, including employer fringe benefits and taxes payable with respect thereto, by reason of or as a condition to any exhibition of any Program or any part thereof, or any use or reuse thereof for any purposes or in any media whatsoever, as well as the costs of all licenses required to permit exhibition, distribution or other use of any Program or any part thereof, including fees for use of any patented equipment or process, synchronization, recording or performing royalties and fees with respect to performance of lyrics and music and literary material, shall be, have been and will be promptly paid as due by Licensor and shall be the sole responsibility and obligation of Licensor.

          (c)  Copyright:  Licensor warrants, represents and agrees as follows:
               ---------

               (i) the copyright in each Program or any part thereof and in the literary, dramatic and musical material upon which each Program or any part thereof is based or which is contained therein will be valid and subsisting during the Term throughout the Territory, and no part of any Program or of any such literary, dramatic or musical material is or will be in the public domain; and

               (ii) it will secure, register, renew and extend all copyrights in each Program and any part thereof and all related properties upon eligibility for copyright registration, renewal and extension. Licensor hereby irrevocably designates Fox as its attorney-in-fact to do so if Licensor fails to do so, and also designates Fox as its attorney-in-fact to take reasonable steps to defend said copyrights against any and all infringements thereof. Licensor agrees that the foregoing designations constitute powers coupled with an interest, are irrevocable throughout the Term and may be exercised at Fox's sole discretion. Fox shall not be liable to Licensor for any action or failure to act on behalf of Licensor within the scope of authority conferred on Fox under this Paragraph 8.(c) unless such action or omission was performed or omitted fraudulently or in bad faith or constituted wanton and willful misconduct or gross negligence.

          (d)  Indemnity:  Licensor agrees to indemnify and hold Fox, its parent
               ---------
          company, Subsidiaries, Affiliates and Subdistributors and their respective officers, agents, directors, employees and licensees harmless from and against any kind and all claims, actions or proceedings of any kind and from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) relating to or arising out of any violation of any of the warranties, representations or agreements or any error or omission in any of the material or information furnished to Fox in accordance with this Agreement. If Licensor shall fail to do so promptly upon Fox's written request, Fox shall have the right to adjust, settle, litigate and take any other action Fox deems necessary or desirable for the disposition thereof. In any such event, Licensor shall reimburse Fox on demand for all amounts paid or incurred by Fox, including reasonable attorneys' fees, and

          Fox shall have the right to deduct the amount thereof from sums accruing to Licensor under this Agreement.

          (e)  Errors and Omissions Insurance:  Licensor has as of the Effective
               ------------------------------
          Date and shall maintain throughout the Term of this Agreement a policy of Motion Picture Producers and Distributors Errors and Omissions Insurance covering each Program in a form acceptable to Fox from a qualified insurance company acceptable to Fox naming Fox and each and all of the Parties indemnified herein as additional named insureds. The insurance which is afforded by such policy shall be for a minimum of $1 million for any single party's claim arising out of a single occurrence and $4 million for all claims arising out of a single occurrence. Such insurance shall provide for 30 days prior notice to Fox in the event of any revision, modification or cancellation and shall be deemed to afford primary insurance such that any insurance coverage obtained by Fox shall be excess insurance not subject to exposure until the coverage afforded under Licensor's policy shall be exhausted in its entirety.

     9.   DISTRIBUTION AND EXPLOITATION:  Fox shall have complete, exclusive and
          -----------------------------
     unqualified discretion and control as to the time, manner and terms of distribution, exhibition and exploitation of any Program in accordance with such policies, terms and conditions and through such Parties as Fox in its sole business judgment may determine proper or expedient. Fox makes no express or implied warranty or representation as to the manner or extent of any distribution or exploitation of any Program, nor the amount of money to be derived therefrom or expended in connection therewith. Fox does not guarantee the performance of any Party in connection with the distribution or exploitation of any Program.

     10.  MPEAA:  Licensor acknowledges that Fox is a member of the Motion
          -----
     Picture Export Association of America, Inc. ("MPEAA"), and agrees that Fox may, in Fox's sole discretion, abide by any regulations or directives of the MPEAA, including but not limited to directives to its members not to license or ship Motion Pictures for distribution or exhibition in any geographic area of the world.

     11.  FOX'S DEFAULT:  Licensor shall not have any right to terminate or
          -------------
     rescind this Agreement because of any default or breach of any kind by Fox, its Subsidiaries, Affiliates, Subdistributors or their licensees. Licensor shall not be entitled to seek or obtain any injunctive relief with respect to the exercise of the Distribution Rights granted hereunder by reason of any alleged default or breach by Fox or its Subsidiaries, Affiliates, Subdistributors or their licensees, it being agreed that the only remedy of Licensor in any such event shall be an action for an accounting or for damages.

     12. CHOICE OF LAW/VENUE:  This Agreement will be interpreted in accordance
         -------------------
     with the Laws of the State of California applicable to contracts made therein, but without regard to any principles of conflict of laws. Licensor agrees that any legal action or proceeding relating to this Agreement may be instituted in any State or Federal court in the County of Los angeles, State of California and irrevocably submits to the jurisdiction of such courts.

     13.  NOTICES:  All notices to Licensor or Fox shall be in writing and shall
          -------
     be sent by registered or certified mail to the respective address set forth below or such other address as shall be designated by written notice. The address for all notices to Fox shall be as follows:

               Twentieth Century Fox Film Corporation
               P.O. Box 900
               Beverly Hills, California 90213
               Attention:  Vice President, Business Affairs
                         Twentieth Television - Television Distribution

     with an additional copy sent to the following person at the above address:

               Attention:  Vice President, Legal Affairs
                         Twentieth Television - Television Distribution

     The address for all notices to Licensor shall be as follows:

               Fox Children's Network
               P.O Box 900
               Beverly Hills, California 90213
               Attention:  Senior Vice President, Business Affairs

     with an additional copy sent to the following person at the above address:

               Attention:  Legal Affairs

     14.  RELATIONSHIP OF PARTIES:  Neither Fox nor Licensor is an agent or
          -----------------------
     representative of the other, and neither shall be liable for or bound by any representation, act or omission whatever of the other. This Agreement shall in no way create a joint venture or partnership nor be for the benefit of any third Party. Neither Fox nor Licensor shall have the authority to bind the other or the other's representatives in any way.

     15. ENTIRE AGREEMENT:  This Agreement and each of the Exhibits and
         ----------------
     Schedules attached hereto embody the entire agreement between Fox and Licensor as to the subject matter hereof, and expressly and unequivocally supersedes all previous agreements, warranties or representations, oral or written, which may have been made between Fox and Licensor as to the subject matter hereof. This Agreement may only be amended by a written agreement duly signed by Fox and Licensor.

     By signing in the spaces provided below, Fox and Licensor accept and agree to all of the terms and conditions of this Agreement.

     FOX CHILDREN'S NETWORK, INC.        TWENTIETH CENTURY FOX FILM
     ("Licensor")                        CORPORATION ("Fox")



     By /s/                              By /s/
       --------------------------          ----------------------------
      Its                                 Its

[Executed by an authorized officer of each party to the agreement; however, the signatures are illegible]

                                  EXHIBIT "A"

     Exhibit "A" to the Distribution Rights Acquisition Agreement dated as of September 1, 1990 ("Agreement") between TWENTIETH CENTURY FOX FILM CORPORATION ("Fox") and FOX CHILDREN'S NETWORK, INC. (referred to as "Licensor" in the Agreement and as "Participant" herein).

     1.  DEFINED TERMS:  All words appearing within the text of this Exhibit
         -------------
     with initial letters capitalized (except the first word of a sentence and proper nouns) and all words appearing within underlined paragraph captions with initial letters capitalized and within quotation marks are specifically defined terms for purposes of this Exhibit, the definitions for which are set forth within the text of this Exhibit or the Glossary attached hereto as Schedule "1." Words which appear within parenthesis with initial letters capitalized and within quotation marks are specifically defined terms for purposes of this Exhibit defined by the text immediately preceding the parenthesis.

     2.  "PARTICIPANT'S PERCENTAGE PARTICIPATION":  Participant's Percentage
         ----------------------------------------
     Participation refers to the share of monies to which Participant is entitled under the Agreement and which shall be accounted for and paid as provided in the Agreement and this Exhibit.

     3.  "GROSS RECEIPTS":  Gross Receipts means the aggregate of the following
         ----------------
     received with respect to each Program:

          (a) "License Fees": All monies actually received and earned by
              --------------
          Distributor from the Theatrical Distribution and Theatrical Exhibition, Non-Theatrical Distribution and Non-Theatrical Exhibition, Free Television Distribution and Free Television Exhibition, Pay Television Distribution and Pay Television Exhibition of each
          Program.

          (b) "Home Video Receipts": Product royalty amounts equal to the
              ---------------------
          aggregate of the following from the Home Video Distribution of the
          Programs:

              (i) High Price Sales: 20% of all monies actually received and
                  ----------------
              earned by the Home Video Distributor from Home Video Distribution of Cassettes of the Programs which are sold as other than Economy Line Product or Direct Marketing Sales ("High Price Sales").

             (ii) Direct Marketing Sales: 15% of Net Direct Marketing Income.
                  ----------------------
              Net Direct Marketing Income shall mean 100% of the monies received by the Party directly engaged in Home Video Distribution of the Programs by means of direct marketing to consumers for Home Video Exhibition (e.g., through direct mail, mail order, telephone order, club memberships continuity series offerings or single title offerings) ("Direct Marketing Sales"), less Sales Taxes, returns, credits and bad debts.

               (iii) Economy Line Sales: 10% of all monies actually received
                     ------------------
               and earned by the Home Video Distributor from Home Video Distribution of Cassettes of the Programs which are sold as Economy Line Product (other than Direct Marketing Sales) ("Economy Line Sales").

                      (A) "Economy Lien Product": Cassettes of Theatrical
                           --------------------
                      Motion Pictures which are sold for Home Video Exhibition at a Wholesale List Price which is less than $30.00 shall be deemed Economy Line Product.

                      (B) "Wholesale List Price": The published wholesale distributor price for the sale of Cassettes in the applicable Territory of the Licensed Territory; provided, however, that (1) if, at any time during the License Period, there is no published wholesale distributor price in effect in such Territory of the Licensed Territory, the Wholesale List Price shall be the published list price less the standard discount, and (2) if, at any time during the License Period, there is no published wholesale distributor price and no standard wholesale distributor discount, the Wholesale List Price shall be the published list price less the average wholesale distributor discount as computed on a calendar quarterly basis.

               No monies other than the product royalty based solely on the amounts described in this Paragraph 3., subparagraphs (b)(i),
               (ii) and (iii) derived from the sale or rental of Cassettes shall be included in Gross Receipts by reason of or in connection with the Home Video Distribution and/or Home Video Exhibition of the Programs.

          (c)  "Net Recoveries":
               ----------------

               (i) Unauthorized Exhibition/Copyright Infringement: All monies
                   ----------------------------------------------
               actually received by Distributor by reason of the settlement of any dispute or on account of any judgment or decrees in any litigation relative to any claims for unauthorized exhibition, distribution or other use of a Program and/or for infringement, plagiarism or other interference by any Party with the copyright or trademark of a Program and/or of the exercise of all rights granted Distributor pursuant to the Agreement remaining after first deducting all costs and expenses incurred in connection with obtaining such monies, including reasonable attorneys' fees. Cost and expenses in excess of monies received shall be deducted from Gross Receipts.

               (ii)   Breach of Contract: All monies actually received by
                      ------------------
               Distributor by reason of the settlement of any dispute or on account of any judgment or decree in any litigation relating to any claims for breach of contract in connection with the distribution and/or exhibition of a Program remaining after first deducting all costs and expenses incurred in connection with obtaining such monies.

     4.  EXCLUSIONS FROM GROSS RECEIPTS:  In no event shall the following be
         ------------------------------
     included in Gross Receipts:

         (a)   Advances/Guarantees:  Returnable advance payments and security
               -------------------
         deposits, until earned or forfeited, provided, however, that non-returnable advances and guarantees shall be included in Gross Receipts upon receipt.

         (b)   Rebates/Refunds/Adjustments:  All adjustments, refunds or rebates
               ---------------------------
         given by Distributor or Subdistributors to licensees of a Program. To the extent any such amounts represent a return of amounts previously included in Gross Receipts, an appropriate adjustment in Gross
         Receipts and Fox Distribution Fees shall be made.

         (c)   Collected Taxes:  Any amounts collected by Distributor of a
               ---------------
         Subdistributor or licensee of a Program as taxes or for payment as taxes, such as admission, sales and value-added taxes.

         (d)   Salvage:  All monies received by Distributor of a Subdistributor
               -------
         from the scrapping or disposal of Motion Picture Copies or other materials.

     5.  "DISTRIBUTION EXPENSES":  The aggregate of the following:
         -----------------------

         (a)   "Distribution Costs": All costs, expenses and charges, paid,
               --------------------
         advanced or incurred by reason of, in connection with, or relative to the derivation of Gross Receipts with respect to the Programs and/or the exhibition thereof, including without limitation: all conversion and transmission costs, taxes, imposts, duties, tariffs and governmental fees of any nature, however denominated or characterized, imposed by any taxing authority anywhere, directly or indirectly, checking and collection costs, trade association fees, guild and union payments, general advertising costs (including without limitation, publications, radio and television, direct mail, display, advertising agency/consultant fees, promotional activities, entertainment, commercial tie-ins, research, surveys and tests, promotional material and printing materials), foreign version costs, re-editing costs, physical material costs, shipping, delivery and transmission costs, royalties, insurance costs, copyright costs, copyrights infringement costs, claims and litigation costs, industry assessments and quota losses.

          (b) "Deferments" and "Percentage Participations": Any amounts not
              --------------------------------------------
          included within production costs payable (or advanced) to any individual, corporate entity, partnership, joint venture, organization or other entity, firm or governmental agency ("Party"), including Participant, for rights, services, materials, or facilities granted or used in connection with the Programs, whether as a fixed sum, the payment of which vests upon the expiration of a period of time, the occurrence of a specified event or events, and/or the attainment of a specified level of receipts or profits of the Programs ("Deferment"), or as a percentage of the receipts of the Programs which remain after giving effect to the specified exclusions and deductions ("Percentage Participation"), if any, all as set forth in the agreement providing for such payment, whether or not such Deferment or Percentage Participation is defined or computed in the same manner as set forth in this Exhibit.

          (c) "All other Expenses": All other expenses, costs, fees and other
              --------------------
          outlays advanced, paid or incurred by reason of, in connection with, or relative to the distribution and other exploitation of the Programs and the advertising, publicizing and promotion thereof.

     6.   ACCOUNTING PRACTICES:  Books of account which pertain to the
          --------------------
     distribution of each Program shall be maintained by Fox or under its supervision at such place or laces as may from time to time be customary with Fox pursuant to its ordinary business practices. All financial matters shall be determined, accounted for an calculated in all respects pursuant to participation accounting practices customarily used by Fox. Fox may establish reasonable reserves for anticipated Distribution Expenses. If Fox incurs any costs and/or receives any receipts pertaining to a Program together with other matters, a portion of such costs and/or receipts shall be allocated to such Program in accordance with the participation accounting practices customarily used by Fox.

     7.   FOREIGN REMITTANCES:  No monies shall be included in Gross Receipts
          -------------------
     unless and until such sums have been received in U.S. Dollars in the United States. All Gross Receipts received in a foreign currency will be converted into United States Dollars and remitted to Fox in the United States as promptly as applicable Laws will permit. As to funds received in a foreign country which are not includable in Gross Receipts as a result of being in a Restricted Currency ("Restricted Proceeds"), Fox shall notify Participant of the amount of such funds on the appropriate Participation Statement. As and when Participant's Percentage Participation becomes payable to Participant. Participant may notify Fox in writing that Participant elects to require settlement of Participant's share of the Restricted Proceeds remaining in any country (not yet converted into United States Dollars and therefore not includable in Gross Receipts) in the currency of such country, by designating a bank or other representative in such country, to whom payment may be made for Participant's account. Subject to the applicable laws affecting such transactions, such payment shall be made to such bank or representative at Participant's expenses and shall fully satisfy Fox's obligations to Participant as to such funds and Participant's share thereof. Any taxes or expenses incurred in connection with the making of such payments shall be deducted from amounts paid, or otherwise charged to or paid by the Participant, in advance, if so required. In no event shall Fox be obligated to apply Gross Receipts not actually received by Fox in United States Dollars in the United States to the recoupment of any costs deductible from Gross Receipts hereunder.

     8.  STATEMENTS:  Fox shall render to Participant periodic Participation
         ----------
     Statements showing, in summary form, Gross Receipts for each Program during the Term thereof and permitted deductions therefrom, accompanied by payment of the amount, if any, shown thereon to be due Participant by check drawn to the order of Participant. The initial Participation Statement shall be rendered for the period ending as of the close of the calendar quarter during which delivery of any Programs to Fox occurs. Participation Statements shall be rendered for periods of 3 months in length following the end of the period covered by the first Participation Statement for 2 years, and then for periods of 6 months in length for 3 years and thereafter for periods of 12 months in length. The period covered by a Participation Statement is referred to as a Statement Period during which no Gross Receipts are received. Each Participation Statement shall be furnished 90 days after the close of the Statement Period for which the Participation Statement is rendered. Any Participation Statement may be changed from time to time to effectuate year-end adjustments made by Fox's Accounting Department or its certified public accountants or to correct any errors or omissions. Each Participation Statement will be mailed to Participant at Participant's then current address for Notices under the Agreement.

     9.  WITHHOLDINGS:  There shall be deducted from payments to or for the
         ------------
     account of Participant hereunder, the amount of any tax or other withholding which, pursuant to applicable Laws, is required to be made by Fox, based upon, measured by, or resulting from payments to or for the account of Participant. Such deduction shall be in accordance with the good faith interpretation by Fox of such Laws. Fox shall not be liable to Participant for the amount of such deductions because of the payment of said amount to the Party involved. Participant shall make and prosecute any and all claims which it may have as to such tax deductions and/or withholdings directly with the Party involved.

     10. OVERPAYMENT/OFFSET:  If Fox makes an overpayment to Participant
         ------------------
     hereunder for any reason or if Participant is indebted to Distributor for any reason relating to the Agreement, Participant shall pay Fox such overpayment or indebtedness on demand, or at the election of Fox, Fox may deduct and retain for its own account an amount equal to any such overpayment or indebtedness from any sums that may become due or payable by Fox to Participant for the account of Participant, or to any company owned by, owning, or under common ownership with Participant.

     11.  AUDIT:  If Participant requests, Fox shall permit during the Term of a
          -----
     Program, at the sole cost and expense of Participant, a first class and reputable firm of certified public accountants to examine Fox's books of account which relate to the Participation Statements rendered to Participant in respect to such Program which have not become incontestable. Participant may make copies of or make excerpts from only such part of Fox's books of account which relate tot he matters subject to examination as herein provided. Such examination shall be only at such place where said books of account are maintained and during reasonable business hours in such manner as not to interfere with Fox's normal business activities and not more frequently than once each calendar year. NO examination may last for more than 30 days. A true copy of all reports made by Participant's representative pursuant to the foregoing provisions shall be delivered to Fox at the same time as delivered to Participant. Such right to examine is limited to the Programs and under no circumstances shall Participant or its authorized representatives have the right to examine records relating to Fox's business generally or which respect to any other Motion Pictures for purposes of comparison or otherwise.

     12.  INCONTESTABILITY:  All information on Participation Statements
          ----------------
     rendered to Participant will be deemed conclusive and binding on Participant unless a written statement specifying the transactions on items to which Participant objects is delivered to Fox within 36 months after the date of the first Participation Statement reflecting the transaction or item in question. If Participant's objections are not resolved amicably, Participant may maintain or institute an action with respect to an objection raised and not resolved amicably if commenced within 6 months after the expiration of said 36-month period or the expiration of the period of the applicable statute of limitations established by Law as to such transactions or items, whichever first occurs. The Fox books of account and all supporting documentation need not be retained and may be destroyed after the expiration of said 36-month period unless Participant has duly objected prior thereto and instituted an action as herein provided.

     13.  OTHER TERMS AND CONDITIONS:
          --------------------------

          (a) Creditor - Debtor Relationship:  Participant expressly
              ------------------------------
          acknowledges the relationship between Participant and Fox to be that of creditor and debtor with respect to the payment of any monies due Participant hereunder. Nothing contained herein shall be construed to create a trust or specific fund as to Gross Receipts of any Program or Participant's share thereof or any other monies, or to prevent or preclude Fox from commingling Gross Receipts or any monies due

          Participant with any other monies or to give Participant a lien on any Program or an assignment of the proceeds thereof.

          (b) Litigation:  Participant waives any right which Participant may
              ----------
          have at law or equity to revoke, terminate, diminish or enjoin any rights granted or acquired by Fox hereunder by reason of any claim which Participant may assert for non-payment of any monies claimed due and payable hereunder, it being agreed that Participant shall be limited to an action at law for recovery of any such monies claimed and for damages (if any) as a result of non-payment.

          (c) No Joint Venture or Partnership:  Nothing contained herein shall
              -------------------------------
          be construed so as to create a joint venture or partnership between Participant and Fox, or a third Party beneficiary relationship as to any third Party. Except as otherwise specifically set forth herein, neither Participant nor Fox shall be authorized or empowered to make any representation or commitment or to perform any act which shall be binding on the other unless expressly unauthorized or empowered in writing.

          (d) No Representations:  Fox has not made any express or implied
              ------------------
          representation, warranty, guarantee or agreement that any Program will be distributed or that the quality of any Program will equal or exceed any minimum standard of quality, or that any Program will earn a minimum amount of Gross Receipts, Net Profits, or any minimum amount of monies will be expended in connection therewith or that Participant's Percentage Participation will equal or exceed any minimum amount or that any program will be distributed or exploited in any particular manner.

          (e) Assignment of Participant:  Subject to all applicable laws and to
              -------------------------
          the rights of Distributor hereunder, Participant may assign the rights to Participant's Percentage Participation at any time after the Delivery Date, provided that a Notice of Irrevocable Authority and Acceptance in Fox's usual form shall be executed by Participant and by the assignee and delivered to Fox. Fox shall not be obligated to pay in accordance with any partial assignment if the formula or basis of computation creates any doubt of interpretation whereby Fox takes any risk whatsoever and/or it all the assignees fail to execute and deliver an agreement in Fox's usual form appointing a single person as a disbursing agent, to whom Fox may make all such payments thereafter regardless of any further assignment(s). Fox's payment in accordance with any such assignment or designation shall be deemed to be equivalent of payment to Participant hereunder and shall please and discharge Fox from any further liability or obligation to Participant for the payment of monies hereunder. Participant's right to inspect and audit Fox's books of account shall not be assignable without Fox's prior written consent.

          (f) Captions:  Captions and paragraphs hereof are inserted for
              --------
          reference and convenience only and in no way define, limit or prescribe the scope or intent of any provision hereof.

                                  SCHEDULE "1"

                                    GLOSSARY

Schedule "1" of Exhibit "A" of the Distribution Rights Acquisition Agreement ("Agreement") dated as of September 1, 1990 between TWENTIETH CENTURY FOX FILM CORPORATION ("Fox") and FOX CHILDREN'S NETWORK, INC. (referred to as "Licensor" in the Agreement and as "Participant" in Exhibit "A").

As used in Exhibit "A" and the Agreement, the following words and phrases have the defined meanings set forth below:

A.   "Affiliate":  A joint venture or partnership or other entity, other than a
     -----------
corporation, with respect to which Fox shares in the actual management, operation, and expenses thereof, or a corporate entity in which Fox or a Subsidiary has a financial interest represented by stock ownership in excess of 20%, but not more than 50%. of the total issued and outstanding voting stock of such corporate entity.

B.   "Barter Sales":  The sale by Distributor of commercial time in connection
     --------------
with Free Television Distribution of the Programs.

C.   "Canada":  Canada and military installations, aircraft and/or ships flying
     --------
the Canadian flag, and aircraft and/or ships owned or operated by any entity whose principal administrative office is located within any of the aforementioned Territories but excluding territorial areas and possessions.

D.   "Cassettes":  Motion Picture Copies in the form of a cassette, cartridge,
     -----------
videogram, video disc, tape or other similar device now known or hereafter devised and designed to be used in conjunction with a reproduction apparatus which causes a Motion Picture to be visible on the screen of a television receiver, television monitor or comparable device now known or hereafter devised.

E.   "Distributor":  Fox and Subsidiaries and Affiliates engaged in the
     -------------
distribution of the Programs for exhibition by other Parties. The term "Distributor" shall not include the following: theaters, television broadcast stations, electronic transmission systems (including cable, direct broadcast satellite, microwave and master antenna), program delivery services and radio stations (or other exhibitors of Motion Pictures by any means now known or hereafter devised), or laboratories producing and/or distributing Motion Picture Copies, or merchandisers, manufacturers, sellers, wholesale dealers or retail dealers of Cassettes or any other products, or book or music publishers, or Parties producing or selling phonograph records, or advertising agencies, or agents for barter sales, or any Parties similar to any of the foregoing excluded Parties (whether or not any of the foregoing excluded parties are Subsidiaries of Affiliates), or Subdistributors.

F.   "Domestic Territory":  The United States and Canada.
     --------------------

G.   "Episode":  Each episodic program of a Television Series or Television
     ---------
Motion Picture, including a Pilot.

H.   "Force Majeure":  The interpretation of or material interference with the
     ---------------
preparation, production, completion, or distribution of any of the Programs or of a substantial number of Motion Pictures produced and/or distributed or proposed to be produced and/or distributed by Distributor or Home Video Distributor by any cause or occurrence beyond the control of Fox or Participant as the case may be, including fire, flood, epidemic, earthquake, explosion, accident, riot, war (declared or undeclared), blockade, embargo, act of public enemy, civil disturbance, labor dispute, strike, lockout, inability to secure sufficient labor, power, essential commodities, necessary equipment or adequate transportation or transmission facilities, failure or non-availability of any means for electronic transmission or reception of Motion Pictures, any applicable Law, or any act of God.

I.   "Foreign Territory":  All Territories other than the United States and
     -------------------
Canada.

J.   "Free Television Distribution":  The lease or license of a Motion Picture
     ------------------------------
to one or more Parties with the right to engage in the Free Television Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Free Television Exhibition and/or Free Television Distribution of the Motion Picture.

K.   "Free Television Exhibition":  Television Exhibition, other than Pay
     ----------------------------
Television Exhibition, without any fee being charged to the viewer for the privilege of unimpaired reception of such exhibition. For purposes of this definition, any government imposed fees or taxes applicable to the use of television receivers generally or a regulate periodic access, carriage or equipment fee (but not any optional premium subscription charge or fee paid with respect to Pay Television Exhibition) paid by a subscriber to a cable television transmission service or agency for the privilege of unimpaired reception shall not be deemed a fee charged to the viewer.

L.   "Home Video Distribution":  The lease or license of a Motion Picture to one
     -------------------------
or more Parties with the right to engage in the manufacture, distribution, rental and/or sale of Cassettes of the Motion Picture to one or more Parties for Home/Video Exhibition of the Motion Picture and/or to engage in the further lease or license of the Motion Picture to other parties with the right to engage in the manufacture, distribution, rental and/or sale of Cassettes of the Motion Picture for Home Video Exhibition of the Motion Picture.

M.   "Home Video Distributor":  Home Video Distributor means Fox, a Subsidiary,
     ------------------------
or an Affiliate engaged in Home Video Distribution including Home Video Distribution directly to wholesale dealers which sell Cassettes embodying the Picture to retail outlets.

N.   "Home Video Exhibition":  The non-public exhibition of a Motion Picture by
     -----------------------
means of a Cassette in a private residence for viewing at the place of origin of such exhibition.

O.   "Including":  Whenever examples are used after the word "including," such
     -----------
examples are intended to be illustrative only and shall not limit the generality of the words preceding the word "including."

P.   "In perpetuity":  The most extensive period of time permitted, including
     ---------------
renewal and extension periods, if any, by any applicable Law.

Q.   "Law":  Any present or future statute or ordinance, whether municipal,
     -----
county, state, national or territorial; any executive, administrative or judicial regulation, order, judgment or decree; any treaty or international convention, any rule or principle of common law or equity, or any requirement with force of law.

R.   "Literary Material":  Written matter, whether published or unpublished, in
     -------------------
any form, including a novel, treatment, outline, screenplay, teleplay, story, manuscript, play or otherwise, which may be included in a Motion Picture or upon which a Motion Picture may be based.

S.   "Literary Publishing Rights":  The right to publish and distribute for sale
     ----------------------------
to the public hardcover or soft-cover printed publications (including novelizations, screenplays and teleplays) of all or any part of the Literary Material or other material (other than music and/or lyrics) used in connection with a Motion Picture, including artwork, logos or photographic stills (but solely to the extent that the right to make such use of such other material has been separately obtained from the owner thereof), other than the publications included within Merchandising Rights.

T.   "Merchandising Rights":  The right to license, manufacture, distribute, and
     ----------------------
sell articles of merchandise and/or products (including toys, board and video games, novelties, trinkets, souvenirs, wearing apparel, fabric, foods, beverages and cosmetics) and the right to license, distribute, and sell services which embody on or in such merchandise, products or services characters, designs, visual representations, names, likenesses and/or characteristics of artists, physical properties or other materials appearing or use in or in connection with a Motion Picture or all or any part of the Literary Material and the right to publish, distribute, and sell services, which embody on or in such merchandise, products or services characters, designs, visual representations, names, likenesses and/or characteristics of artists, physical properties or other materials appearing or used in or in connection with a Motion Picture or all or any part o the Literary Material and the right to publish, distribute, and sell souvenir programs, pictures books, comic books, post cards, movie novels, photo novels, illustration books, and activity books or booklets which embody on or in the foregoing any or all of the characters, designs, visual representations, names, likenesses and/or characteristics of artists, physical properties or other materials appearing or used in or in connection with a Motion Picture or all or any part of the Literary Material.

U.   "Motion Picture":  Pictures of every kind and character whatsoever,
     ----------------
including all present and future technological developments, whether produced by means of any photographic, electrical, electronic, mechanical or other processes or devices now known or hereafter devised, and their accompanying devices and processes whereby pictures, images, visual and aural representations are recorded or otherwise preserved for projection, reproduction, exhibition, or transmission by any means or media now known or hereafter devised in such manner as to appear to be in motion or in sequence, including computer-generated pictures and graphics other than video games.

V.   "Motion Picture Copy":  Any negative or positive Motion Picture film in any
     ---------------------
gauge, video or electronic tape recording, Cassette, disc or other physical material or substance of any kind produced by means of any photographic, electrical, electronic, mechanical or other process or device now known or hereafter devised, on or with respect to which a Motion Picture or any part thereof is printed, imprinted, recorded, reproduced, duplicated or otherwise preserved.

W.   "Network":  Each group of television stations affiliated with either
     ---------
Capitol Cities/ABC, Inc. ("ABC"), CBS, Inc. ("CBS"), or National Broadcasting Company ("NBC") which transmits programs included in the program services of ABC, CBS or NBC, respectively.

X.   "Network Exhibition":  The Free Television Exhibition of a Motion Picture
     --------------------
by a Network.

Y.   "Network Television":  The transmission of the program services of ABC, CBS
     --------------------
and NBC (as the case may be) by each Network.

Z.   "Non-Theatrical Distribution":  The lease or license of a Motion Picture to
     -----------------------------
one or more Parties with the right to engage in the Non-Theatrical Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Non-Theatrical Exhibition and/or Non-Theatrical Distribution of the Motion Picture.

AA.  "Non-Theatrical Exhibition":  The exhibition of a Motion Picture using any
     ---------------------------
form of Motion Picture Copy in any manner now known or hereafter devised by any medium or process now known or hereafter devised, other than Theatrical Exhibition, Television Exhibition, or Home Video Exhibition. Non-Theatrical Exhibition includes the exhibition of a Motion Picture (1) in private residences (other than Television Exhibition and Home Video Exhibition), (2) on airplanes, trains, ships and other common carriers, (3) in schools, colleges and other educational institutions, libraries, governmental agencies, business and service organizations and clubs, churches and other religious oriented groups, museums, and film societies (including transmission of the exhibition by closed circuit within the immediate area of the origin of such exhibition), and (4) in permanent or temporary military installations, shut-in institutions, prisons, retirement centers, offshore drilling rigs, logging camps, and remote forestry and construction camps (including transmission of the exhibition by closed circuit within the immediate are of the origin of such exhibition).

AB.  "Outright Sale":  The exclusive leasing or licensing of a Motion Picture to
     ---------------
any Party for a fixed period of time solely for a fixed price without such fixed price being computed and paid with respect to any monies or levels thereof actually derived or expenses actually incurred by such Party from the distribution or exhibition of the Motion Picture.

AC.  "Party":  Any individual, corporation, partnership,  joint venture,
     -------
organization or any other business entity or firm or governmental agency.

AD.  "Pay Television Distribution":  The lease or license of a Motion Picture to
     -----------------------------
one or more Parties with the right to engage in the Pay Television Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Pay Television Exhibition and/or Pay Television Distribution of the Motion Picture.

AE.  "Pay Television Exhibition":  Television Exhibition which is available on
     ---------------------------
the basis of the payment of a premium subscription charge or fee (as distinguished from an access, carriage or equipment fee) for the privilege of unimpaired reception of a transmission for viewing in a private residence or in a hotel, motel, hospital or other living accommodation or non-public area, whether (1) such transmission is on a pay-per-view, pay-per-show, pay-per-channel or pay-per-time period basis, or (2) such premium subscription charge or fee is charged to the operator of a hotel, motel, hospital or other living accommodation.

AF.  "Pilot":  A Television Motion Picture produced as a prototype for the
     -------
purpose of interesting an exhibitor, sponsor or distributing entity in ordering a Television Series based upon such Television Motion Picture.

AG.  "Restricted Currency":  A currency which is or becomes subject to
     ---------------------
moratorium, embargo, banking or exchange restrictions or restrictions against remittances, or which in the business judgment of Fox is commercially impracticable to remit.

AH.  "Subdistributor":  A party licensed by Distributor to distribute or license
     ----------------
the Programs for exhibition in any portion of the Territory, other than a Subsidiary, Affiliate, exhibitor, a licensee of an Outright Sale transaction, or a licensee which is a program delivery service for Television Exhibition (such as a network system for over-the-air television broadcast stations and/or for cable systems and/or for direct broadcast satellite service and/or for hotels and/or for hospitals).

AI.  "Subsidiary":  A Party in which Fox has a financial interest represented by
     ------------
stock ownership in excess of 50% of the total issued and outstanding voting stock of such Party.

AJ.  "Television Distribution":  The lease or license of a Motion Picture to one
     -------------------------
or more Parties with the right to engage in the Television Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Television Exhibition and/or Television Distribution of the Motion Picture.

AK.  "Television Exhibition":  The exhibition of a Motion Picture using any form
     -----------------------
of Motion Picture Copy for transmission by any means now known or hereafter devised (including over-the-air, cable, wire, fiber, master antenna, satellite, microwave, closed circuit, laster, multi-point distribution services or direct broadcast systems) which transmission is received, directly or indirectly by retransmission or otherwise, impaired or unimpaired, for viewing the motion Picture on the screen of a television receiver or comparable device now known or hereafter devised (including high definition television), other than Home Video Exhibit or Theatrical Exhibition.

AL.  "Television Motion Picture":  A Motion Picture primarily intended to be
     ---------------------------
initially distributed for Television Exhibition, including a mini-series or any other form of television program other than a Television Series. Where the context required, "Television Motion Picture" shall mean each and every Episode of such Television Motion Picture.

AM.  "Television Series":  Related Episodes intended to be distributed as a
     -------------------
group in episodic format (in which a continuing cast of characters performs roles in different factual situations in each Episode in accordance with an established story line) or anthology format (in which there is no continuing cast of characters performing roles and no continuing established story line) or a combination of an episodic and an anthology format. Where the context requires. "Television Series" shall mean each and every Episode in such Television Series.

AN.  "Territory":  Any specific geographic area constituting a nation, country,
     -----------
state, governmental entity or any subdivision thereof located anywhere in the universe.

AO.  "Theatrical Distribution":  The lease or license of a Motion Picture to one
     -------------------------
or more Parties with the right to engage in Theatrical Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Theatrical Exhibition and/or Theatrical Distribution of the Motion Picture.

AP.  "Theatrical Exhibition":  The exhibition of a Motion Picture using any form
     -----------------------
of Motion Picture Copy by any process now known or hereafter devised in walk-in or drive-in theaters open to the general public on a regularly scheduled basis where a fee is charged for admission to vide the Motion Picture.

AQ.  "United States":  The continental United States of America, including the
     ---------------
District of Columbia, the States of Alaska and Hawaii, Puerto Rico, Guam, Samoa and the U.S. Virgin Islands, and military installations, aircraft and/or ships flying the United States flag, and aircraft and/or ships owned or operated by any entity whose principal administrative office is located within any of the aforementioned Territories.